
WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                       September 15, 2002

POOL BALANCE:                                                  Month of:
                                                               August, 2002
Pool Balance, beginning of month                               $883,995,725.74

Pool Balance, end of month                                     $875,349,160.82

Pool Balance, average                                          $867,871,100.27

Required Pool Balance, end of month                            $875,349,160.82



COLLECTIONS & SERIES ALLOCATIONS                               Month of:
                                                               August , 2002

Series Allocable Principal Collections
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $455,427,020.11
   Series 2001-1                                               $195,183,008.62
                                                               $650,610,028.73

Series Allocable Non-Principal Collections
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $ 2,299,357.16
   Series 2001-1                                               $   985,438.78
                                                               $ 3,284,795.94

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $ -
   Series 2001-1                                               $ -
                                                               $ -

Investment Proceeds
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $    279,099.48
   Series 2001-1                                               $    119,807.89
                                                               $    398,907.37


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                Month of:
                                                               August , 2002

1999-VFN                                                       $          0.00
Series 2000-VFN                                                $          0.00
Series 2000-1 Class A                                          $          0.00
Series 2000-1 Class B                                          $          0.00
Series 2001-1 Class A                                          $          0.00
Series 2001-1 Class B                                          $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                   First day of:
                                                               August , 2002

Series Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       70.00%
     Series 2001-1                                                       30.00%
Floating Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       92.00%
     Series 2001-1                                                       92.00%
Principal Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                        0.00%
     Series 2001-1                                                        0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES          Month of:
                                                               August , 2002

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $418,992,858.50
   Cert. Percentage minus Excess Cert. Percentage:             $ 36,434,161.61
                                                               $455,427,020.11
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $  2,115,408.59
   Cert. Percentage minus Excess Cert. Percentage:             $    183,948.57
                                                               $  2,299,357.16
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $179,568,367.93
   Cert. Percentage minus Excess Cert. Percentage:             $ 15,614,640.69
                                                               $195,183,008.62
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $    906,603.68
   Cert. Percentage minus Excess Cert. Percentage:             $     78,835.10
                                                               $    985,438.78


                                                               Paid on:
MONTHLY DISTRIBUTIONS                                          September 16, 2002

Principal Distributions to Investors
     Series 1999-VFN                                           $ -
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $ -
     Series 2000-1 Class B                                     $ -
     Series 2001-1 Class A                                     $ -
     Series 2001-1 Class B                                     $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                           $          0.00000000
     Series 2000-VFN                                           $          0.00000000
     Series 2000-1 Class A                                     $          0.00000000
     Series 2000-1 Class B                                     $          0.00000000
     Series 2001-1 Class A                                     $          0.00000000
     Series 2001-1 Class B                                     $          0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                           $     20,400.00
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $  1,099,635.56
     Series 2000-1 Class B                                     $    107,040.00
     Series 2001-1 Class A                                     $    470,284.44
     Series 2001-1 Class B                                     $     46,000.00

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                           $ -
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $          1.70222222
     Series 2000-1 Class B                                     $          1.98222222
     Series 2001-1 Class A                                     $          1.69777778
     Series 2001-1 Class B                                     $          2.00000000

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $    474,411.04
     Series 2001-1                                             $    203,319.02

Reserve Fund Deposit Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                  Paid on:
                                                               September 16, 2002

Investor Default Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Monthly Dilution Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Carry-Over Amount
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00

Previously waived servicing fee
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $    699,880.70
     Series 2001-1                                             $    299,948.87

Collections Released to Cert. during Collection Period         $650,872,812.41

Excess Distributed to Cert. on Payment Date                    $          0.00


FUNDED AND INVESTED AMOUNTS:                                   Last day of:
                                                               August , 2002

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                          $600,000,000.00
Incremental Funded Amounts (Cumulative)                        $185,000,000.00
Principal Distributed to Investors (Cumulative)                $785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
   Funded Amount                                               $          0.00

Series Excess Funding Amount                                   $          0.00
Principal Funding Account Balance                              $          0.00
   Invested Amount                                             $          0.00

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                          $150,000,000.00
Incremental Funded Amounts (Cumulative)                        $          0.00
Principal Distributed to Investors (Cumulative)                $150,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
   Funded Amount                                               $          0.00

Series Excess Funding Amount                                   $          0.00
Principal Funding Account Balance                              $          0.00
   Invested Amount                                             $          0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                        $646,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $137,211,581.86
   Invested Amount                                             $508,788,418.14

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                        $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $          0.00
   Invested Amount                                             $ 54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                        $277,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $ 58,804,963.66
   Invested Amount                                             $218,195,036.34

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                        $ 23,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $          0.00
   Invested Amount                                             $ 23,000,000.00


BALANCES AS OF PAYMENT DATE                                    As of:
                                                               September 16, 2002

Series 1999-VFN
   Reserve Fund Balance                                        $          0.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance                               $          0.00

Series 2000-VFN
   Reserve Fund Balance                                        $          0.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance                               $          0.00

Series 2000-1
   Reserve Fund Balance                                        $  3,500,000.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance, Class A                      $646,000,000.00
   Outstanding Principal Balance, Class B                      $ 54,000,000.00

Series 2001-1
   Reserve Fund Balance                                        $  1,500,000.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance, Class A                      $277,000,000.00
   Outstanding Principal Balance, Class B                      $ 23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                          Last day of:
     To be used in the following month's computations.         August , 2002

Pool Total Components of Excess Receivables:
     Used Vehicles                                             $ 96,965,810.82
     Finance Hold Receivables (for Credit Reasons Only)        $          0.00
     Delayed Payment Program                                   $    197,005.22

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                             $218,837,290.21
     Finance Hold Receivables                                  $          0.00
     Delayed Payment Program                                   $ 17,506,983.22

Total Excess Receivables                                       $          0.00

Overconcentration Amount                                       $          0.00

Ineligible Amount                                              $          0.00

Trust Incremental Subordinated Amount                          $          0.00



POOL SERIES SUBORDINATED AMOUNTS                               As of:
                                                               August 31, 2002

Series Incremental Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $  1,017,871.12
     Series 2001-1                                             $    436,230.48

Required Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $ 49,650,207.86
     Series 2001-1                                             $ 21,278,660.51

Available Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $ 49,650,207.86
     Series 2001-1                                             $ 21,278,660.51


CHARGE OFFS                                                    For Month of:
                                                               August , 2002

Defaulted Receivables                                          $          0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Deficiency Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Required Draw Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                 As of:
                                                               September 16, 2002

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

INTEREST RATE FOR NEXT PAYMENT DATE                            As of:
                                                               September 16, 2002

Series 1999-VFN Estimated                                                 2.0731300%
Series 2000-VFN Estimated                                                 2.0731300%
Series 2000-1 Class A                                                     1.9581300%
Series 2000-1 Class B                                                     2.2731300%
Series 2001-1 Class A                                                     1.9531300%
Series 2001-1 Class B                                                     2.2931300%

MONTHLY PAYMENT RATE %                                         Month of:
                                                               August , 2002

MONTHLY PAYMENT RATE %                                                   74.97%

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